Second Quarter 2018 Earnings Call July 25, 2018 Supplemental Information

Forward-Looking Statements The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, cyber security, dividend strategies, repurchases of securities, effective tax rates, financial performance, financial assumptions, business model, balance sheet and cash flow plans, disintermediation, and shareholder value-enhancing transactions. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2017, the Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, when filed, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note Regarding Presentation of Non-GAAP Financial Measures The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Company’s Form 8-K, dated July 25, 2018, to which the following presentation is attached as Exhibit 99.2, provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this Investor Reference Book. Encompass Health 2

Table of Contents Q2 2018 Summary............................................................................................................... 4-5 Clinical Collaboration Rate.................................................................................................... 6 Inpatient Rehabilitation Segment ............................................................................................ 7-8 Home Health & Hospice Segment ............................................................................................ 9-10 Consolidated Adjusted EBITDA................................................................................................ 11 Earnings per Share.............................................................................................................. 12-13 Adjusted Free Cash Flow ...................................................................................................... 14 Guidance ......................................................................................................................... 15-16 Free Cash Flow Assumptions and Uses....................................................................................... 17-18 Appendix Map of Locations................................................................................................................ 20 Pre-Payment Claims Denials - Inpatient Rehabilitation Segment........................................................ 21 Expansion Activity .............................................................................................................. 22 Rebranding and Name Change ................................................................................................ 23 Impact of New Revenue Recognition Accounting Standard............................................................... 24 Business Outlook ................................................................................................................ 25-27 Debt Schedule and Maturity Profile.......................................................................................... 28-29 Overview of Rollover Shares .................................................................................................. 30 New-Store/Same-Store Growth............................................................................................... 31-32 Payment Sources (Percent of Revenues) .................................................................................... 33 Inpatient Rehabilitation Operational and Labor Metrics.................................................................. 34 Home Health & Hospice Operational Metrics............................................................................... 35 Share Information .............................................................................................................. 36 Segment Operating Results.................................................................................................... 37-39 Reconciliations to GAAP ....................................................................................................... 40-48 End Notes ........................................................................................................................ 49-51 Encompass Health 3

Q2 2018 Summary Q2 Growth (In Millions) Q2 2018 Q2 2017 Dollars Percent Encompass Health Consolidated Net operating revenues* $ 1,067.7 $ 966.4 $ 101.3 10.5% Adjusted EBITDA $ 231.6 $ 209.5 $ 22.1 10.5% Inpatient Rehabilitation Segment Net operating revenues* $ 834.6 $ 777.6 $ 57.0 7.3% Adjusted EBITDA $ 223.5 $ 208.4 $ 15.1 7.2% Home Health and Hospice Segment Net operating revenues* $ 233.1 $ 188.8 $ 44.3 23.5% Adjusted EBITDA $ 41.6 $ 32.8 $ 8.8 26.8% Major takeaways: u Strong revenue and earnings growth in both segments Ÿ Inpatient rehabilitation growth driven by volume and pricing ü Discharge growth of 5.2%; same store = 3.6% ü Net revenue per discharge increase of 2.5% Ÿ Home health and hospice growth driven by volume ü Admissions growth of 10.4%; same store = 5.1% § New-store admission growth included the acquisition of Camellia Healthcare on May 1, 2018. ü Revenue per episode decrease of 0.2% u Consolidated Adjusted EBITDA increased 10.5% to $231.6 million u Adjusted EPS of $0.99 per diluted share increased 39.4% - see pages 12 and 13. u Year-to-date adjusted free cash flow of $281.4 million - see page 14. * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. Encompass Health 4 Reconciliations to GAAP provided on pages 40-48.

Q2 2018 Summary (cont.) u Expansion Activity (see page 22) Ÿ Completed the acquisition of Camellia Healthcare ü 18 hospice, 14 home health, and 2 private duty locations in Mississippi, Alabama, Louisiana, and Tennessee ü $135 million cash purchase price funded with cash on hand and borrowings under revolving credit facility ü Federal tax benefit with an estimated present value of $20 million to $25 million Ÿ Opened new inpatient rehabilitation hospitals in: ü Shelby County, Alabama - 34 beds ü Hilton Head, South Carolina - 38 beds Ÿ Opened three home health locations in Georgia, Alabama, and Idaho and acquired one hospice location in Nevada u Balance Sheet Ÿ Leverage ratio of 3.0x at end of second quarter u Shareholder Distributions Ÿ Paid quarterly cash dividend of $0.25 per share in April 2018 Ÿ Declared a $0.25 per share quarterly cash dividend in May 2018 (paid in July 2018) Ÿ Declared an increase of $0.02 per share, or 8.0%, in the quarterly cash dividend to $0.27 per share in July 2018 (to be paid in October 2018) Ÿ Approved resetting the common stock repurchase authorization to $250 million in July 2018(1) Encompass Health Refer to pages 49-51 for end notes. 5

The Company Continues to Improve the Patient Experience Through Integrated Care Delivery Inpatient Rehabilitation–Home Health Clinical Collaboration (All Payors) Overlap Markets* 33.2% u As of June 30, 2018, ~60% of Encompass Health’s 28.6% Collaboration Rate inpatient rehabilitation hospitals were located Collaboration Rate within overlap markets.* u The clinical collaboration rate with Encompass 5,219 Health’s inpatient rehabilitation hospitals 4,305 increased by 460 basis points in Q2 2018 compared to Q2 2017. u The clinical collaboration rate objective for overlap markets is 35% to 40% within the next two years. u The objectives of clinical collaboration are to improve the patient experience and outcomes and to reduce the total cost of care across a 10,770 10,486 post-acute episode. Ÿ Coordination between our IRFs and home health teams is resulting in lower discharges to skilled nursing facilities, higher discharges to home, and improved patient satisfaction. Q2 2017 Q2 2018 Encompass Health Home Health Encompass Health IRF Discharges to: Non-Encompass Health Home Health * Overlap markets have an Encompass Health IRF and an Encompass Health home health location within an Encompass Health approximate 30-mile radius, excluding markets that have home health licensure barriers. Home health 6 locations in overlap markets are open for 12 months before inclusion in the clinical collaboration rate.

Inpatient Rehabilitation Segment - Revenue Q2 Q2 Favorable/ ($millions) 2018 2017 (Unfavorable) Net operating revenues:* Inpatient $ 809.6 $ 751.5 7.7% Outpatient and other 25.0 26.1 (4.2%) Total segment revenue $ 834.6 $ 777.6 7.3% (Actual Amounts) Discharges 45,010 42,805 5.2% Same-store discharge growth 3.6% Net patient revenue per discharge* $ 17,987 $ 17,556 2.5% u Revenue growth was driven by volume and pricing growth. Ÿ New-store discharge growth resulted from joint ventures in Westerville, OH (April 2017) and Jackson, TN (July 2017) and wholly owned hospitals in Pearland, TX (October 2017) and Shelby County, AL (April 2018). Ÿ Growth in net patient revenue per discharge primarily resulted from an increase in reimbursement rates, retroactive price adjustments, and a year-over-year reduction in bad debt, which is now a component of revenue*. Encompass Health * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. 7

Inpatient Rehabilitation Segment - Adjusted EBITDA u Segment Adjusted EBITDA for Q2 Q2 the quarter increased 7.2% to % of % of ($millions) 2018 2017 $223.5 million Revenue Revenue Ÿ Net operating revenues* $ 834.6 $ 777.6 All expense ratios benefited from retroactive price Operating expenses: adjustments included in Salaries and benefits (416.5) 49.9% (394.3) 50.7% revenue and a year-over-year reduction in bad debt, which Other operating expenses(a) (126.9) 15.2% (112.9) 14.5% is now a component of Supplies (34.7) 4.2% (33.8) 4.3% revenue*. Occupancy costs (16.0) 1.9% (15.5) 2.0% • Salaries and benefits as a percent of revenue Hospital operating expenses (177.6) 21.3% (162.2) 20.9% benefited from labor Other income(b) 1.2 0.9 management and higher Equity in nonconsolidated affiliates 1.6 1.8 volumes, as well as a year- Noncontrolling interests (19.8) (15.4) over-year decrease in expenses related to workers’ Segment Adjusted EBITDA $ 223.5 $ 208.4 compensation. Percent change 7.2% • Other operating expenses as a percent of revenue In arriving at Adjusted EBITDA, the following was excluded: increased primarily due to (a) Loss on disposal of assets $ 2.4 $ 0.8 increases in contract services (b) Change in fair market value of equity securities(2) $ 0.4 $ — and increases in provider taxes. * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. Encompass Health 8 Reconciliations to GAAP provided on pages 40-48; Refer to pages 49-51 for end notes.

Home Health and Hospice Segment - Revenue Q2 Q2 Favorable/ ($millions) 2018 2017 (Unfavorable) Net operating revenues:* Home health revenue $ 204.8 $ 171.9 19.1 % Hospice revenue 28.3 16.9 67.5 % Total segment revenue $ 233.1 $ 188.8 23.5 % Home Health Metrics (Actual Amounts) Admissions 34,026 30,823 10.4 % Same-store admissions growth 5.1 % Episodes 61,238 52,101 17.5 % Same-store episode growth 11.1 % Revenue per episode* $ 2,968 $ 2,975 (0.2)% u Revenue growth was driven by volume growth. Ÿ Approximately 90 basis points of same-store admissions growth resulted from clinical collaboration with Encompass Health’s IRFs. Ÿ New-store admission growth included the acquisition of Camellia Healthcare on May 1, 2018. Ÿ Q2 2017 same-store admissions growth of 13.3% included strong improvement by the former CareSouth locations. u Revenue per episode decreased 0.2% as the impact of Medicare reimbursement rate cuts was partially offset by the favorable resolution of a prior period ZPIC audit. u Hospice revenue increased primarily due to same-store admissions growth of 35.2% and acquisitions. Encompass Health * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. 9

Home Health and Hospice Segment - Adjusted EBITDA u Segment Adjusted EBITDA Q2 Q2 % of % of for the quarter increased ($millions) 2018 Revenue 2017 Revenue 26.8% to $41.6 million. Net operating revenues* $ 233.1 $ 188.8 Ÿ Growth included the Operating expenses: acquisition of Camellia Healthcare on May 1, 2018. Cost of services (109.1) 46.8% (87.5) 46.3% Ÿ All expense ratios were Support and overhead costs (80.8) 34.7% (67.7) 35.9% negatively impacted by (189.9) 81.5% (155.2) 82.2% Medicare reimbursement rate cuts. Other income 0.5 — Ÿ Cost of services as a Equity in net income of nonconsolidated affiliates 0.4 0.2 percent of revenue Noncontrolling interests(a) (2.5) (1.0) increased primarily due to merit increases, changes in Segment Adjusted EBITDA $ 41.6 $ 32.8 patient mix, and integration expenses Percent change 26.8% associated with Camellia. Ÿ Support and overhead In arriving at Adjusted EBITDA, the following was excluded: costs as a percent of (a) SARs mark-to-market impact on noncontrolling revenue decreased interests(3) $ (0.9) $ — primarily due to operating leverage resulting from revenue growth. * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. Encompass Health 10 Reconciliations to GAAP provided on pages 40-48; Refer to pages 49-51 for end notes. * Reconciliation to GAAP provided on pages 29-31

Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA for the quarter of $231.6 million u General and administrative expenses decreased as a percent of consolidated revenue primarily due to operating leverage resulting from revenue growth. % of % of Q2 Consolidated Q2 Consolidated ($millions) 2018 Revenue 2017 Revenue Inpatient rehabilitation segment Adjusted EBITDA $ 223.5 $ 208.4 Home health and hospice segment Adjusted EBITDA 41.6 32.8 General and administrative expenses* (33.5) 3.1% (31.7) 3.3% Consolidated Adjusted EBITDA $ 231.6 $ 209.5 Percentage change 10.5% General and Administrative Expenses Associated with Rebranding and Name Change Year to ($millions) Q1 Q2 Q3 Q4 Date 2018 $ 3.6 $ 2.8 TBD TBD $ 6.4 2017 0.5 1.7 1.5 2.5 6.2 Estimated operating expenses associated with rebranding and name change for full-year 2018 = ~$11 to $13 million (see page 23) * General and administrative expenses in the above table exclude stock compensation of $21.4 million and $20.7 million for the Encompass Health second quarter of 2018 and 2017, respectively. 11 . Reconciliations to GAAP provided on pages 40-48

Earnings per Share - As Reported Q2 6 Months u The increase in EPS for Q2 2018 and (In Millions, Except Per Share Data) 2018 2017 2018 2017 first half of 2018 resulted primarily Consolidated Adjusted EBITDA $ 231.6 $ 209.5 $ 454.9 $ 410.3 from increased Adjusted EBITDA and a Depreciation and amortization (49.7) (45.8) (95.6) (91.0) lower effective tax rate resulting Interest expense and amortization of debt discounts and fees (37.7) (40.4) (73.3) (81.7) from income tax reform and tax Stock-based compensation expense (21.4) (20.7) (47.5) (28.7) planning strategies. Noncash loss on disposal of assets (2.4) (0.8) (3.2) (0.3) u Higher depreciation and amortization 120.4 101.8 235.3 208.6 resulted from capital investments. Certain items non-indicative of ongoing u Interest expense was lower due to the operating performance: Company’s exercise of its early Loss on early extinguishment of debt — (10.4) — (10.4) Transaction costs — — (1.0) — redemption option on its 2.0% SARs mark-to-market impact on Convertible Senior Subordinated Notes noncontrolling interests(3) 0.9 — 1.9 — in Q2 2017. Change in fair market value of equity u Stock-based compensation increased securities(2) (0.4) — (1.0) — due to higher SARs(3) cost resulting from Pre-tax income 120.9 91.4 235.2 198.2 Income tax expense (29.3) (28.6) (59.3) (68.3) an increase in the applicable peer Income from continuing operations* $ 91.6 $ 62.8 $ 175.9 $ 129.9 multiple and growth in the home health and hospice segment. Interest and amortization on 2.0% Convertible Senior Subordinated Notes u EPS for Q2 2017 and first half of 2017 (4) (net of tax) — 2.1 — 4.6 was impacted by the loss on early Loss on extinguishment of 2.0% Convertible Senior Subordinated Notes (net of tax)(4) — 6.2 — 6.2 extinguishment of debt associated with the Company’s exercise of its early Basic shares 97.9 90.3 97.9 89.5 redemption option on its 2.0% Diluted shares (see page 36) 99.6 98.9 99.6 99.0 Convertible Senior Subordinated Notes Basic earnings per share* $ 0.93 $ 0.70 $ 1.79 $ 1.45 in Q2 2017. Diluted earnings per share*(4) $ 0.92 $ 0.70 $ 1.76 $ 1.42 Diluted earnings per share in Q2 2017 are the same as basic earnings per share due to antidilution primarily created by the add back of the loss on extinguishment of debt in the quarter.(4) Encompass Health * Earnings per share are determined using income from continuing operations attributable to Encompass Health. 12 Refer to pages 49-51 for end notes.

Adjusted Earnings per Share(5) Q2 6 Months 2018 2017 2018 2017 Earnings per share, as reported $ 0.92 $ 0.70 $ 1.76 $ 1.42 Adjustments, net of tax: Mark-to-market adjustment for stock appreciation rights(3) 0.07 0.07 0.15 0.09 Transaction costs — — 0.01 — Change in fair market value of equity securities(2) — — 0.01 — Income tax adjustments (0.01) (0.07) (0.01) (0.10) Adjusted earnings per share* $ 0.99 $ 0.71 $ 1.92 $ 1.41 Adjusted earnings per share removes from the GAAP earnings per share calculation the impact of items the Company believes are non-indicative of its ongoing operating performance. * Adjusted EPS may not sum due to rounding. See complete calculations of adjusted earnings per share on pages 45-48. Encompass Health 13 Refer to pages 49-51 for end notes.

2018 Adjusted Free Cash Flow(6) $44.6 $9.2 $3.7 ($12.5) ($17.6) $254.0 $281.4 Adjusted Free Cash Adjusted Working Capital Cash Interest Cash Tax Maintenance Adjusted Free Cash Flow 6 Mos. 2017 EBITDA and Other Expense Payments, Capital Expenditures Flow 6 Mos. 2018 Net of Refunds u Adjusted free cash flow for year-to-date 2018 grew 10.8% primarily as a result of increased Adjusted EBITDA and favorable working capital changes. Ÿ Working capital decreased primarily due to improved collection of accounts receivable (fewer claims denials). Ÿ Increased maintenance capital expenditures resulted from growth in the IRF segment, an enhanced hospital maintenance program, leasehold improvements and furnishings associated with the Company’s new home office location (began occupancy on April 2, 2018), and refurbishments at certain larger hospitals. Ÿ Cash payments for taxes increased due to exhaustion of the federal NOL in Q1 2017. Reconciliations to GAAP provided on pages 40-48 Encompass Health 14 Refer to pages 49-51 for end notes.

Updated Guidance Previous 2018 Full-Year Updated 2018 Full-Year Guidance Guidance Net Operating Revenues* Net Operating Revenues* $4,110 million to $4,210 million $4,200 million to $4,275 million Adjusted EBITDA(7) Adjusted EBITDA(7) $845 million to $865 million $865 million to $880 million Adjusted Earnings per Share Adjusted Earnings per Share from Continuing Operations from Continuing Operations Attributable to Encompass Attributable to Encompass Health(5) Health(5) $3.30 to $3.45 $3.45 to $3.58 * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. Encompass Health 15 Refer to page 49-51 for end notes.

2018 Guidance Considerations Inpatient Rehabilitation Home Health and Hospice u Estimated 0.8% increase in Medicare pricing u Estimated 0.5% net Medicare pricing before reserves related to bad debt for Q3; reduction before reserves related to bad ~1.2% for Q4 debt for second half of 2018 u Salary increase of ~3.0% and benefits increase of ~8.0% to 12.0% for second half of 2018 u Salary increase of ~3.0% and benefits u Revenue reserve (formerly bad debt increase of ~8.0% to 12.0% for second half expense) of 1.6% to 1.9% of net operating of 2018 revenues* in second half of 2018 Consolidated u Includes approximately $11 million to $13 million of corporate general and administrative expenses associated with the rebranding and name change u Diluted share count of ~99.6 million shares u Tax rate of ~28% (includes impact from Tax Cuts and Jobs Act) for second half of 2018 Encompass Health * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. 16

Adjusted Free Cash Flow(6) Assumptions 6 Months Certain Cash Flow Items 2018 2018 2017 (millions) Actual Assumptions Actual • Cash interest expense (net of amortization of debt $71.3 $140 to $150 $145.7 discounts and fees) u Increased cash payments for taxes in 2018 primarily due to exhaustion of the federal NOL in Q1 2017 • Cash payments for taxes, net $51.4 $105 to $135 $94.5 of refunds u Working capital increase in 2018 due to expected resumption of Medicare pre-payment claims denials in second half of 2018 • Working capital and other $(21.3) $10 to $30 $(24.1) u Maintenance capital expenditures in 2018 reflect completion of new home office (began occupancy • Maintenance CAPEX $72.1 $130 to $150 $138.3 April 2, 2018) and completion of the ACE-IT installation (January 2018), offset by expenditures associated with rebranding. • Adjusted Free Cash Flow $281.4 $400 to $495 $468.7 Encompass Health Reconciliations to GAAP provided on pages 40-48. Refer to pages 49-51 for end notes. 17

Uses of Free Cash Flow 6 Months 2018 2018 2017 Actuals Assumptions Actuals IRF bed expansions $9.0 $30 to $40 $25.5 New IRFs - De novos 32.9 80 to 110 75.2 Growth in - Acquisitions — opportunistic 10.9 Core - Replacement IRFs and other 8.7 40 to 50 9.7 Business Home health and hospice acquisitions (includes Camellia in 2018)* 135.8 160 to 185 27.9 $310 to $385, Net redemptions in 2017 exclude excluding IRF ~$276 million associated with the non- $186.4 acquisitions $149.2 cash conversion of the Convertible Senior Subordinated Notes.(8) Debt Reduction Debt redemptions (borrowings), net $(58.8) $ opportunistic $163.0 Quarterly cash dividend currently set at $0.27 per common share(9) Cash dividends on common stock(9) 49.9 ~100 91.5 Shareholder Distributions Purchase of Home Health Holdings rollover shares (see page 30) 65.1 65.1 — Common stock repurchases — opportunistic 38.1 $56.2 $TBD $292.6 ~$250 million authorization as of July 24, 2018(1) * Net of assumed accounts payable and accrued expenses, the cash paid for the acquisition of Camellia was $129.7 million. Encompass Health 18 See the debt schedule on page 28. Refer to page 49-51 for end notes.

Appendix

Encompass Health A Leading Provider of Inpatient Rehabilitation and Home-Based Care Market Overlap ~60% of EHC’s IRFs have an EHC home health location within an approximate 30-mile radius.* Portfolio as of June 30, 2018 Inpatient Rehabilitation Hospitals (“IRFs”) Home Health Locations Hospice Locations 6 Future IRFs** 36 States and Puerto Rico ~40,000 Employees Inpatient Rehabilitation - 06/30/18 Home Health and Hospice - 06/30/18 128 IRFs (42 are Joint Ventures) 215 Home Health Locations 31 States and Puerto Rico Largest Owner and 57 Hospice Locations ~29,900 Employees Operator of IRFs 30 States 22% of Licensed Beds† ~10,100 Employees 30% of Medicare Patients Served† 4th Largest Provider of Key Statistics - Trailing 4 Quarters Key Statistics - Trailing 4 Quarters Medicare-Certified Skilled 131,118 Home Health Admissions Home Health Services 176,976 Inpatient Discharges 6,018 Hospice Admissions ~$3.3 Billion in Revenue ~$843 Million in Revenue † * Excluding markets that have home health licensure barriers ** Previously announced under development Based on 2016 data Encompass Health Note: One of the 128 IRFs and two of the 215 home health locations are nonconsolidated. 20 These locations are accounted for using the equity method of accounting.

Pre-Payment Claims Denials - Inpatient Rehabilitation Segment Background Encompass Health reserves pre-payment claim denials as a reduction of • For several years, under programs designated as “widespread probes,” net operating revenues upon notice from a MAC a claim is under review. certain Medicare Administrative Contractors (“MACs”) conducted pre- payment claim reviews and denied payment for certain diagnosis codes. Impact to Income Statement • Encompass Health appeals most denials. On claims it takes to an Update of administrative law judge (“ALJ”), Encompass Health historically has Collections of Revenue Period New Denials Previously Reserve for Reserve for experienced an approximate 70% success rate. Prior Denied Claims New Denials Denials – MACs identify medical documentation issues as a leading basis for (In Millions) denials. Q2 2018 $1.8 $(2.8) $0.5 $— – Encompass Health’s investment in clinical information systems and its medical services department has further improved its documentation Q1 2018 3.1 (6.8) 0.9 — and reduced technical denials. Q4 2017 0.7 (7.8) 0.2 — • By statute, ALJ decisions are due within 90 days of a request for hearing, Q3 2017 7.4 (6.2) 2.2 — but appeals are taking years. HHS has implemented rule changes to Q2 2017 16.5 (7.7) 4.9 — address the backlog of appeals, but their effect is uncertain. Q1 2017 19.0 (5.9) 5.7 — • In 2016, a federal court ordered HHS to eliminate the backlog by the end Q4 2016 17.8 (4.4) 5.4 0.5 of CY 2020. HHS continues to object that it cannot clear the backlog in Q3 2016 15.7 (8.5) 4.6 — the timeframe established by the court. Although HHS remains bound by Q2 2016 18.7 (4.9) 4.6 — the order, the courts are considering how HHS will comply. Q1 2016 22.7 (8.4) 6.0 — • All Medicare providers continue to experience delays resulting in a Q4 2015 22.5 (4.1) 5.6 (1.3) growing backlog. Q3 2015 22.0 (4.1) 5.9 (1.1) – Currently, ALJs are hearing Encompass Health appeals from claims Q2 2015 18.2 (3.8) 4.9 — denied up to eight years ago. Impact to Balance Sheet • CMS has implemented the Targeted Probe and Educate (“TPE”) initiative. For more information regarding TPE, see https://www.cms.gov/Research- June 30, Dec. 31, Dec. 31, Statistics-Data-and-Systems/Monitoring-Programs/Medicare-FFS- 2018 2017 2016 Compliance-Programs/Medical-Review/Targeted-Probe-and- (In Millions) EducateTPE.html Pre-payment claims denials $ 159.8 $ 164.0 $ 159.7 • Effective February 2018, Palmetto GBA assumed responsibilities for Cahaba’s MAC jurisdiction. See announcement from CMS at https:// Recorded reserves (47.9) (49.2) (47.9) www.cms.gov/Medicare/Medicare-Contracting/Medicare-Administrative- Net accounts receivable from Contractors/Downloads/JurisdictionJAwardFactSheet-09082017.pdf pre-payment claims denials $ 111.9 $ 114.8 $ 111.8 Encompass Health 21

Expansion Activity Inpatient Rehabilitation Facilities 6 Previously Announced 2 New States IRF Development # of New Beds Projects Underway* 2018 2019 2020 De Novo: Q2 2018 expansion activity highlights: Shelby County, AL 34 — — u Began operating a new 34-bed inpatient rehabilitation Hilton Head, SC 38 — — hospital in Shelby County, Alabama in April 2018 u 1 Murrieta, CA — 50 — Began operating a new 38-bed inpatient rehabilitation hospital in Hilton Head, South Carolina in June 2018 2 Katy, TX — 40 Completed the previously announced consolidation of the Joint Ventures: Company’s three hospitals in the Fort Worth, Texas market 3 Murrells Inlet, SC 29 — — to two locations in May 2018 4 Winston-Salem,Winston-Salem, NC NC 68 — — 5 Lubbock, TX — 40 — 6 Boise,Boise, ID ID — 40 — Bed Expansions, net* ~100 ~100 ~100 ~269 ~270 ~100 Home Health and Hospice Q2 2018 acquisition highlights: u # of locations Completed the previously announced acquisition of Camellia Healthcare in May 2018 December 31, 2017 237 ü 18 hospice, 14 home health, and 2 private duty Acquisitions 34 locations across Mississippi, Alabama, Louisiana, and Opening of new locations 4 Tennessee Merging of locations (3) u Opened three new home health locations in Georgia, June 30, 2018 272 Alabama, and Idaho u Acquired one new hospice location in Nevada * Net bed expansions in each year may change due to the timing of certain regulatory approvals and/or construction delays. Encompass Health 22

Rebranding and Name Change u The Company’s rebranding and name change reinforce its existing strategy and position as an integrated provider of inpatient and home-based care. Ÿ Effective January 1, 2018, HealthSouth Corporation changed its name to Encompass Health Corporation, with a corresponding ticker symbol change from “HLS” to “EHC.” Ÿ Both business segments — inpatient rehabilitation and home health and hospice — will fully transition to the Encompass Health branding by the end of the first quarter of 2019. ü As of July 1, 2018, approximately 40% of all of the Company’s hospitals and agencies have been transitioned to the new brand. Ÿ Total rebranding investment estimated to be ~$25 million to $30 million, to be incurred between 2017 and 2019 2017 2018 2019 Total Operating expenses* ~$6 million ~$11 to $13 million ~$1 to $2 million ~$18 to $21 million Capital expenditures ~$1 million ~$5 to $6 million ~$1 to $2 million ~$7 to $9 million Total rebranding investment ~$7 million ~$16 to $19 million ~$2 to $4 million ~$25 to $30 million Encompass Health *Included in corporate general and administrative expenses line item 23

Impact of the New Revenue Recognition Accounting Standard u During the first quarter of 2018, Encompass Health adopted a new accounting standard (ASC 606 - Revenue from Contracts with Customers) which clarifies the standard for recognizing revenue. u The primary impact to the Company’s financial reporting was that amounts it previously presented as provision for doubtful accounts became a component of net operating revenue (both segments impacted similarly). • This had the effect of reducing net operating revenues but was neutral to Adjusted EBITDA and adjusted EPS. u The Company retrospectively adopted the new standard during Q1 2018, which means previously reported quarterly and full-year results for 2017 have been updated to reflect the requirements of the new standard. Impact of the New Revenue Standard - Historical Periods As Historically Reported As Currently Reported Under New Standard Q4-17 Q3-17 Q2-17 Q1-17 FY 2017 FY 2016 Q4-17 Q3-17 Q2-17 Q1-17 FY 2017 FY 2016 Net operating revenue (millions) $ 1,019.7 $ 995.6 $ 981.3 $ 974.8 $ 3,971.4 $ 3,707.2 $ 1,008.8 $ 981.6 $ 966.4 $ 957.1 $ 3,913.9 $ 3,642.6 Provision for doubtful accounts (millions) 9.7 12.6 13.7 16.4 52.4 61.2 — — — — — — Other operating expenses (millions) 139.5 137.6 130.5 129.1 536.7 492.1 138.3 136.2 129.3 127.8 531.6 488.7 Inpatient rehabilitation revenue/ discharge 17,871 17,896 17,823 18,131 17,929 17,577 17,693 17,654 17,557 17,812 17,679 17,265 IRF Segment - Prov. for doubtful accounts as a % of revenue 1.0% 1.4% 1.6% 1.8% 1.5% 1.9% N/A N/A N/A N/A N/A N/A Home health revenue/episode 2,989 3,022 2,989 2,991 2,998 3,031 2,976 3,008 2,975 2,978 2,984 3,017 Adjusted EBITDA (millions) 208.2 204.6 209.5 200.8 823.1 793.6 No Change Adjusted EPS 0.70 0.66 0.71 0.70 2.76 2.67 No Change Impact of the New Revenue Standard - Current Period Pro Forma Under Previous Accounting Standard As Currently Reported Under New Standard Q4-18 Q3-18 Q2-18 Q1-18 YTD 2018 Q4-18 Q3-18 Q2-18 Q1-18 YTD 2018 Net operating revenue (millions) $ — $ — $ 1,079.5 $ 1,056.7 $ 2,136.2 $ — $ — $ 1,067.7 $ 1,046.0 $ 2,113.7 Provision for doubtful accounts (millions) — — 11.8 10.7 22.5 — — — — Inpatient rehabilitation revenue/ discharge — — 18,196 18,297 18,247 — — 17,987 18,114 18,051 IRF Segment - Prov. for doubtful accounts as a % of revenue —% —% 1.2% 1.1% 1.1% — — N/A N/A N/A Home health revenue/episode — 2,982 2,937 2,960 — — 2,968 2,934 2,952 Adjusted EBITDA (millions) No Change No Change Adjusted EPS No Change No Change Encompass Health 24

Business Outlook: 2018 to 2020 2018 2019 2020 • Implement rebranding and name change • Enhance clinical collaboration between the Company’s IRFs and home health locations Key • Develop and implement post-acute patient navigation tools (e.g., Post-Acute Operational Innovation Center) Initiatives • Refine and expand use of clinical data analytics to further improve patient outcomes (e.g., ReAct; Sepsis Alert) • Increase participation in alternative payment models • Same-store IRF growth Core • New-store IRF growth (de novos and acquisitions) Growth • Same-store home health and hospice growth • New-store home health and hospice growth (acquisitions and de novos) Expansion of Service • Consider acquisitions of other complementary businesses Offerings Strong Balance Sheet • Maintain real estate ownership strategy and balance sheet flexibility • Quarterly cash dividends on common stock Shareholder Distributions • Opportunistic common stock repurchases • Purchases of Home Health Holdings rollover shares Encompass Health 25

Business Outlook 2018 to 2020: Revenue Assumptions Volume Inpatient Rehabilitation* Home Health* (Includes New Stores) 3+% annual discharge growth 10+% annual admission growth Approx. 74% of Segment Revenue Approx. 86% of Segment Revenue Medicare Pricing FY 2018 FY 2019 FY 2020 CY 2018 CY 2019 (11) CY 2020 Q417-Q318 Q418-Q319 Q419-Q320 Q118-Q418 Q119-Q419 (12) Final Rule(10) Proposed Rule Estimate† Final Rule(10) Proposed Rule Q120-Q420 Market basket update 1.0% 2.9% 2.9% 1.0% 2.8% 1.5% Healthcare reform reduction - (0.75%) - - - - Coding intensity reduction - - - (0.9%) - - Legislative changes to the rural add-on program(12) - - - - (0.1%) ~(0.2%) Change in outlier FDL** ratio - - - - 0.1% - Healthcare reform productivity adjustment - (0.8%) (0.6%) - (0.7%) - Net market basket update 1.0% 1.35% 2.3% 0.1% 2.1% ~1.3% Change in wage index ~(0.1%) ~(0.1%) - - - - Change in CMG relative weights and average length of stay values ~(0.1%) ~(0.1%) - - - - Change in outlier threshold ~(0.0%) ~(0.0%) - - - - Impact from case mix re-weighting - - - ~(0.6%) ~(0.5%) - Estimated impact to Encompass Health(13) ~0.8% ~1.2% ~(0.5%) ~1.6% Medicare Advantage Approx. 19% of Revenue Approx. 13% of Revenue and Managed Care Pricing Expected Increases 2-4% 2-4% 2-4% 0-2% 0-2% 0-2% * Outpatient and hospice, which services accounted for 4.6% of total operating revenues for full-year 2017, are not included in the pricing assumptions. ** Fixed-dollar loss † Estimates are based on current CMS and Congressional Budget Office projections Encompass Health which do not include potential changes from legislation or the CMS rule-making process. 26 Refer to pages 49-51 for end notes.

Business Outlook 2018 to 2020: Labor and Other Expense Assumptions Inpatient Rehabilitation Home Health and Hospice Salaries and Benefits 2018 2019 2020 Salary increases 2.75-3.25% 2.75-3.25% 2.75-3.25% Benefit costs increases 6-8%* 5-10% 5-10% % of Salaries and Benefits Salaries Salaries Salaries ~90% and Benefits and Benefits ~70% Benefits ~10% ~85% IRF Other Expenses Expenses ~30% ~15% IRF Expenses Home Health and Hospice Expenses •Other operating expenses and supply •Other operating expenses and supply costs tracking with inflation costs tracking with inflation Encompass Health * Guidance consideration of 8-12% on page 16 is for second half of 2018 and is reflective of lower group medical expenses incurred in 2017. 27

Debt Schedule Change in June 30, December 31, Debt vs. ($millions) 2018 2017 YE 2017 Advances under $700 million revolving credit facility, September 2022 - LIBOR +150bps $ 150.0 $ 95.0 $ 55.0 Term loan facility, September 2022 - LIBOR +150bps 287.4 294.7 (7.3) Bonds Payable: 5.125% Senior Notes due 2023 296.3 295.9 0.4 5.75% Senior Notes due 2024 1,194.3 1,193.9 0.4 5.75% Senior Notes due 2025 344.7 344.4 0.3 Other notes payable 96.3 82.3 14.0 Capital lease obligations 267.5 271.5 (4.0) Long-term debt $ 2,636.5 $ 2,577.7 $ 58.8 Debt to Adjusted EBITDA 3.0x 3.1x Encompass Health Reconciliations to GAAP provided on pages 40-48. 28

Debt Maturity Profile - Face Value As of June 30, 2018* Callable beginning September 2020 ($ in millions) Callable beginning November 2017 $512 Available $1,200 Callable beginning Senior March 2018 Notes 5.75% $150 Drawn Revolver + $38 Capacity reserved for $350 Senior LC’s $287 $300 Senior Term Loans Notes 5.125% Notes 5.75% Revolver 2018 2021 2022 2022 2023 2024 2025 No significant debt maturities prior to 2022 * This chart does not include ~$268 million of capital lease obligations or ~$96 million of other notes payable. 29 Encompass Health See the debt schedule on page 28.

Overview of Rollover Shares Held by Members of the Home Health and Hospice Management Team Background In connection with the 2014 acquisition of Encompass Home Health and Hospice: • Certain members of that management team rolled a portion of their pre- acquisition equity into the post-acquisition entity (“Home Health Holdings”) Home Health resulting in a 16.7% ownership interest (the “Rollover Shares”). • Home Health Holdings was capitalized with a promissory note to the parent Holdings company totaling ~$385 million (equal to 5.5x the segment’s 2014 EBITDA). This was done to provide the opportunity for leveraged returns on the equity, Rollover Shares thereby mimicking a private equity transaction structure. 16.7% • To the extent Home Health Holdings needs cash (e.g., acquisitions, capex, etc.), such amounts may be added to the principal amount of the note or via the creation of new notes. Cash generated from the operations of Home Health Holdings may be used to pay interest and principal on the note(s). Holder – The right (but not the obligation) to sell for cash up to 1/3 of the Rollover Shares to the parent after 1/1/18*; 2/3 after 1/1/19; and all outstanding Rollover Shares after 1/1/20 Options Company – The right (but not the obligation) to purchase for cash all or any portion of the Rollover Shares after 1/1/20 upon 20 days prior written notice Fair value of the Rollover Shares is determined using the product of Home Health Holdings’ EBITDA for the trailing 12-month period and a median market price multiple based on a basket of public home health companies and recent Valuation transactions, less the current balance of the intracompany note(s) to the parent. As of June 30, 2018, the value of the Rollover Shares was ~$195 million. * In February 2018, each management investor exercised the right to sell 1/3 of his or her Rollover Shares to EHC, representing ~5.6% 30 Encompass Health of the outstanding common shares of Holdings. EHC settled the acquisition of those shares upon payment of ~$65 million in cash.

New-Store/Same-Store Growth Inpatient Rehabilitation Reliant (857 beds) 25.0 Franklin, TN (40 beds) Bryan, TX (49 beds) Broken Arrow, OK (22 beds) Shelby County, AL (34 beds) Hilton Head, SC (38 beds) 20.0 Hot Springs, AR (27 beds) Pearland, TX 15.0 Gulfport, MS (33 beds) (40 beds) Westerville, OH (60 beds) 10.0 Jackson, TN (48 beds) Modesto, CA (50 beds) 5.0 0.0 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Discharges Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 New Store 5.7% 15.6% 14.2% 11.7% 10.7% 1.3% 1.2% 1.9% 2.4% 2.0% 1.9% 1.6% Same Store* 3.9% 3.0% 2.8% 1.9% 1.9% 0.1% 1.6% 1.6% 1.4% 3.9% 4.8% 3.6% Total by Qtr. 9.6% 18.6% 17.0% 13.6% 12.6% 1.4% 2.8% 3.5% 3.8% 5.9% 6.7% 5.2% Total by Year 10.9% 10.8% 4.0% Same-Store Year* 3.2% 1.7% 1.8% Same-Store Year UDS(14) 1.3% (0.6)% (0.5)% * Includes consolidated inpatient rehabilitation hospitals classified as same store during each period 31 Encompass Health Refer to pages 49-51 for end notes.

New-Store/Same-Store Growth Home Health Acquired CareSouth 70.0 (44 home health agencies in 7 states) in November 2015 60.0 50.0 40.0 Acquired Camellia Healthcare 30.0 (14 home health agencies in 3 states) in May 2018 20.0 10.0 0.0 Admissions Q1Q1 20162016 Q2Q2 20162016 Q3Q3 20162016 Q4Q4 20162016 Q1Q1 20172017 Q2Q2 20172017 Q3Q3 20172017 Q4Q4 20172017 Q1Q1 20182018 Q2Q2 20182018 New Store 43.5% 41.6% 35.4% 8.1% 5.7% 6.4% 6.7% 3.5% 2.5% 5.3% Same Store* 12.6% 11.1% 15.3% 14.0% 13.9% 13.3% 8.8% 10.1% 7.4% 5.1% Total by Quarter 56.1% 52.7% 50.7% 22.1% 19.6% 19.7% 15.5% 13.6% 9.9% 10.4% Total by Year 43.6% 17.0% Same-Store Year* 13.7% 11.4% u In 2016, the Company acquired or opened 10 home health locations. u In 2017, the Company acquired or opened 15 home health locations. u In the first half of 2018, the Company acquired or opened 18 home health locations. Encompass Health * Includes consolidated home health agencies classified as same store during each period 32

Payment Sources (Percent of Revenues) Inpatient Home Health Rehabilitation and Hospice Consolidated Segment Segment Q2 Q2 Q2 6 Months Full Year 2018 2017 2018 2017 2018 2017 2018 2017 2017 Medicare 72.8% 73.2% 85.5% 85.5% 75.5% 75.6% 76.1% 75.7% 76.0% Medicare Advantage 9.4% 8.6% 9.3% 10.1% 9.4% 8.9% 9.1% 8.8% 8.6% Managed care 10.4% 11.0% 3.7% 3.5% 8.9% 9.5% 8.9% 9.6% 9.3% Medicaid 3.2% 3.0% 1.2% 0.7% 2.8% 2.5% 2.6% 2.5% 2.5% Other third-party payors 1.5% 1.6% —% —% 1.2% 1.3% 1.2% 1.2% 1.3% Workers’ compensation 0.8% 0.8% 0.1% —% 0.7% 0.7% 0.7% 0.7% 0.7% Patients 0.5% 0.5% 0.1% 0.1% 0.4% 0.4% 0.4% 0.5% 0.5% Other income 1.4% 1.3% 0.1% 0.1% 1.1% 1.1% 1.0% 1.0% 1.1% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Encompass Health 33

Inpatient Rehabilitation Operational and Labor Metrics Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2018 2018 2017 2017 2017 2017 2017 (In Millions) Net patient revenue-inpatient $ 809.6 $ 817.1 $ 776.9 $ 758.2 $ 751.5 $ 752.7 $ 3,039.3 Net patient revenue-outpatient and other revenues 25.0 23.2 25.5 25.3 26.1 25.1 102.0 Net operating revenues* $ 834.6 $ 840.3 $ 802.4 $ 783.5 $ 777.6 $ 777.8 $ 3,141.3 (Actual Amounts) (15) Discharges 45,010 45,108 43,910 42,948 42,805 42,259 171,922 Net patient revenue per discharge* $ 17,987 $ 18,114 $ 17,693 $ 17,654 $ 17,556 $ 17,812 $ 17,678 Outpatient visits 131,041 127,308 131,787 138,689 153,415 152,454 576,345 Average length of stay 12.5 12.7 12.6 12.8 12.7 12.9 12.7 Occupancy % 70.1% 71.9% 67.7% 68.2% 69.3% 71.0% 67.8% # of licensed beds 8,848 8,831 8,851 8,748 8,641 8,528 8,851 Occupied beds 6,202 6,349 5,992 5,966 5,988 6,055 6,001 (16) Full-time equivalents (FTEs) 21,010 20,978 20,739 20,740 20,474 20,254 20,552 Contract labor 248 285 255 235 251 260 250 Total FTE and contract labor 21,258 21,263 20,994 20,975 20,725 20,514 20,802 (17) EPOB 3.43 3.35 3.50 3.52 3.46 3.39 3.47 * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. Encompass Health 34 Refer to pages 49-51 for end notes.

Home Health and Hospice Operational Metrics Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2018 2018 2017 2017 2017 2017 2017 (In Millions) Net home health revenue $ 204.8 $ 185.3 $ 186.3 $ 180.3 $ 171.9 $ 163.9 $ 702.4 Net hospice revenue 28.3 20.4 20.1 17.8 16.9 15.4 70.2 Net operating revenues* $ 233.1 $ 205.7 $ 206.4 $ 198.1 $ 188.8 $ 179.3 $ 772.6 Home Health: (Actual Amounts) Admissions(18) 34,026 33,855 31,766 31,471 30,823 30,810 124,870 Recertifications 28,089 25,229 25,479 24,396 22,568 20,546 92,989 Episodes 61,238 56,658 56,625 53,757 52,101 49,260 211,743 Average revenue per episode* $ 2,968 $ 2,934 $ 2,976 $ 3,008 $ 2,975 $ 2,978 $ 2,984 Episodic visits per episode 17.5 17.9 17.3 17.7 18.1 18.7 17.9 Total visits 1,240,490 1,174,950 1,124,268 1,101,109 1,095,225 1,070,356 4,390,958 Cost per visit $ 76 $ 75 $ 77 $ 76 $ 73 $ 75 $ 75 Hospice: Admissions(19) 1,797 1,593 1,355 1,273 1,114 1,128 4,870 Patient days 192,404 143,231 134,113 123,491 113,028 108,717 479,350 Revenue per day* $ 148 $ 142 $ 150 $ 145 $ 149 $ 141 $ 146 * See page 24 for discussion of the Company’s adoption of a new revenue recognition accounting standard. Encompass Health 35 Refer to pages 49-51 for end notes.

Share Information Weighted Average for the Period Q2 6 Months Full Year 2018 2017 2018 2017 2017 2016 2015 Basic shares outstanding(8) 97.9 90.3 97.9 89.5 93.7 89.1 89.4 Convertible perpetual preferred stock(20) — — — — — — 1.0 Convertible senior subordinated notes(8) — 7.5 — 8.1 4.0 8.5 8.3 Restricted stock awards, dilutive stock options, restricted stock units, and common stock warrants 1.7 1.1 1.7 1.4 1.6 1.9 2.3 Diluted shares outstanding 99.6 98.9 99.6 99.0 99.3 99.5 101.0 End of Period Q2 6 Months Full Year (Millions) 2018 2017 2018 2017 2017 2016 2015 Basic shares outstanding(8) 98.0 98.0 98.0 98.0 97.6 88.3 89.3 Encompass Health Refer to pages 49-51 for end notes. 36

Segment Operating Results Q2 2018 Q2 2017 Home Home Health and Health and (In Millions) IRF Hospice Reclasses Consolidated IRF Hospice Reclasses Consolidated Net operating revenues $ 834.6 $ 233.1 $ — $ 1,067.7 $ 777.6 $ 188.8 $ — $ 966.4 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (416.5) — (161.7) (578.2) (394.3) — (133.5) (527.8) Other operating expenses(a) (126.9) — (20.1) (147.0) (112.9) — (15.6) (128.5) Supplies (34.7) — (4.6) (39.3) (33.8) — (3.3) (37.1) Occupancy (16.0) — (3.5) (19.5) (15.5) — (2.8) (18.3) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (109.1) 109.1 — — (87.5) 87.5 — Support and overhead costs — (80.8) 80.8 — — (67.7) 67.7 — (594.1) (189.9) — (784.0) (556.5) (155.2) — (711.7) Other income(b) 1.2 0.5 — 1.7 0.9 — — 0.9 Equity in net income of nonconsolidated affiliates 1.6 0.4 — 2.0 1.8 0.2 — 2.0 Noncontrolling interests(c) (19.8) (2.5) — (22.3) (15.4) (1.0) — (16.4) Segment Adjusted EBITDA $ 223.5 $ 41.6 $ — 265.1 $ 208.4 $ 32.8 $ — 241.2 General and administrative expenses(d) (33.5) (31.7) Adjusted EBITDA $ 231.6 $ 209.5 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss on disposal of assets $ 2.4 $ — $ — $ 2.4 $ 0.8 $ — $ — $ 0.8 (b) Change in fair market value of $ 0.4 $ — $ — $ 0.4 $ — $ — $ — $ — equity securities(2) (c) SARs mark-to-market impact on $ — $ (0.9) $ — $ (0.9) $ — $ — $ — $ — noncontrolling interests(3) (d) Stock-based compensation $ — $ — $ — $ 21.4 $ — $ — $ — $ 20.7 Encompass Health Reconciliations to GAAP provided on pages 40-48; Refer to pages 49-51 for end notes. 37

Segment Operating Results Six Months Ended June 30, 2018 Six Months Ended June 30, 2017 Home Home Health and Health and (In Millions) IRF Hospice Reclasses Consolidated IRF Hospice Reclasses Consolidated Net operating revenues $ 1,674.9 $ 438.8 $ — $ 2,113.7 $ 1,555.4 $ 368.1 $ — $ 1,923.5 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (840.7) — (307.7) (1,148.4) (792.5) — (265.4) (1,057.9) Other operating expenses(a) (249.8) — (37.6) (287.4) (224.7) — (32.1) (256.8) Supplies (70.6) — (8.6) (79.2) (67.5) — (6.6) (74.1) Occupancy (31.5) — (6.6) (38.1) (30.6) — (5.6) (36.2) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (207.7) 207.7 — — (175.2) 175.2 — Support and overhead costs — (152.8) 152.8 — — (134.5) 134.5 — (1,192.6) (360.5) — (1,553.1) (1,115.3) (309.7) — (1,425.0) Other income(b) 1.7 0.5 — 2.2 1.9 — — 1.9 Equity in net income of nonconsolidated affiliates 3.6 0.7 — 4.3 3.7 0.4 — 4.1 Noncontrolling interests(c) (40.3) (4.4) — (44.7) (31.9) (2.1) — (34.0) Segment Adjusted EBITDA $ 447.3 $ 75.1 $ — 522.4 $ 413.8 $ 56.7 $ — 470.5 General and administrative expenses(d)(e) (67.5) (60.2) Adjusted EBITDA $ 454.9 $ 410.3 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal of assets $ 3.2 $ — $ — $ 3.2 $ 0.4 $ (0.1) $ — $ 0.3 (b) Change in fair market value of $ 1.0 $ — $ — $ 1.0 $ — $ — $ — $ — equity securities(2) (c) SARs mark-to-market impact on $ — $ (1.9) $ — $ (1.9) $ — $ — $ — $ — noncontrolling interests(3) (d) Stock-based compensation $ — $ — $ — $ 47.5 $ — $ — $ — $ 28.7 (e) Transaction costs $ — $ — $ — $ 1.0 $ — $ — $ — $ — Encompass Health Reconciliations to GAAP provided on pages 40-48; Refer to pages 49-51 for end notes. 38

Segment Operating Results Year Ended December 31, 2017 Home Health and (In Millions) IRF Hospice Reclasses Consolidated Net operating revenues $ 3,141.3 $ 772.6 $ — $ 3,913.9 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (1,603.8) — (550.8) (2,154.6) Other operating expenses(a) (462.5) — (64.5) (527.0) Supplies (135.7) — (13.6) (149.3) Occupancy (61.9) — (11.6) (73.5) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (363.3) 363.3 — Support and overhead costs — (277.2) 277.2 — (2,263.9) (640.5) — (2,904.4) Other income 4.1 — — 4.1 Equity in net income of nonconsolidated affiliates 7.3 0.7 — 8.0 Noncontrolling interest(b) (67.6) (6.9) — (74.5) Segment Adjusted EBITDA $ 821.2 $ 125.9 $ — 947.1 General and administrative expenses(c) (124.0) Adjusted EBITDA $ 823.1 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal of assets $ 4.8 $ (0.2) $ — $ 4.6 (21) (b) Tax reform impact on noncontrolling interests $ 0.5 $ 4.1 $ — $ 4.6 (c) Stock-based compensation $ — $ — $ — $ 47.7 Encompass Health Reconciliations to GAAP provided on pages 40-48; Refer to pages 49-51 for end notes. 39

Reconciliation of Net Income to Adjusted EBITDA(7) 2018 Q1 Q2 6 Months (in millions, except per share data) Total Per Share Total Per Share Total Per Share Net Income $ 105.2 $ 113.2 $ 218.4 Loss (income) from disc ops, net of tax, attributable to Encompass Health 0.5 (0.2) 0.3 Net income attributable to noncontrolling interests (21.4) (21.4) (42.8) Income from continuing operations attributable to Encompass Health* 84.3 $ 0.85 91.6 $ 0.92 175.9 $ 1.76 Provision for income tax expense 30.0 29.3 59.3 Interest expense and amortization of debt discounts and fees 35.6 37.7 73.3 Depreciation and amortization 45.9 49.7 95.6 Net noncash loss on disposal of assets 0.8 2.4 3.2 Stock-based compensation expense 26.1 21.4 47.5 Transaction costs 1.0 — 1.0 SARs mark-to-market impact on noncontrolling interests(3) (1.0) (0.9) (1.9) Change in fair market value of equity securities(2) 0.6 0.4 1.0 Adjusted EBITDA $ 223.3 $ 231.6 $ 454.9 Weighted average common shares outstanding: Basic 97.8 97.9 97.9 Diluted 99.4 99.6 99.6 Encompass Health * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. 40 Refer to pages 49-51 for end notes.

Reconciliation of Net Income to Adjusted EBITDA(7) 2017 Q1 Q2 Q3 Q4 Full Year Per Per Per Per Per (in millions, except per share data) Total Share Total Share Total Share Total Share Total Share Net Income $ 84.4 $ 79.4 $ 85.1 $ 86.5 $ 335.4 Loss (income) from disc ops, net of tax, attributable to Encompass Health 0.3 (0.2) 0.1 0.2 0.4 Net income attributable to noncontrolling interests (17.6) (16.4) (19.2) (25.9) (79.1) Income from continuing operations attributable to Encompass Health* 67.1 $ 0.70 62.8 $ 0.66 66.0 $ 0.67 60.8 $ 0.61 256.7 $ 2.69 Provision for income tax expense 39.7 28.6 43.1 49.2 160.6 Interest expense and amortization of debt discounts and fees 41.3 40.4 36.8 35.9 154.4 Depreciation and amortization 45.2 45.8 46.2 46.6 183.8 Loss on early extinguishment of debt — 10.4 0.3 — 10.7 Net noncash (gain) loss on disposal of assets (0.5) 0.8 3.0 1.3 4.6 Stock-based compensation expense 8.0 20.7 9.2 9.8 47.7 Tax reform impact on noncontrolling interests(21) — — — 4.6 4.6 Adjusted EBITDA $ 200.8 $ 209.5 $ 204.6 $ 208.2 $ 823.1 Weighted average common shares outstanding: Basic 88.8 90.3 97.8 97.6 93.7 Diluted 99.0 98.9 99.0 99.2 99.3 Encompass Health * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. 41 Refer to pages 49-51 for end notes.

Net Cash Provided by Operating Activities Reconciled to Adjusted EBITDA Q2 6 Months Full Year (In Millions) 2018 2017 2018 2017 2017 Net cash provided by operating activities $ 169.2 $ 151.2 $ 385.5 $ 332.0 $ 658.3 Interest expense and amortization of debt discounts and fees 37.7 40.4 73.3 81.7 154.4 Equity in net income of nonconsolidated affiliates 2.0 2.0 4.3 4.1 8.0 Net income attributable to noncontrolling interests in continuing operations (21.4) (16.4) (42.8) (34.0) (79.1) Amortization of debt-related items (1.0) (3.2) (2.0) (6.7) (8.7) Distributions from nonconsolidated affiliates (2.3) (2.3) (3.5) (4.4) (8.6) Current portion of income tax expense 29.9 33.4 62.9 24.1 85.0 Change in assets and liabilities 18.4 4.1 (22.3) 12.3 7.4 Tax reform impact on noncontrolling interests(21) — — — — 4.6 Cash (provided by) used in operating activities of discontinued operations (0.1) 0.2 0.6 0.6 0.6 Transaction costs — — 1.0 — — SARs mark-to-market impact on noncontrolling interests(3) (0.9) — (1.9) — — Change in fair market value of equity securities(2) 0.4 — 1.0 — — Other (0.3) 0.1 (1.2) 0.6 1.2 Adjusted EBITDA $ 231.6 $ 209.5 $ 454.9 $ 410.3 $ 823.1 Encompass Health Refer to pages 49-51 for end notes. 42

Reconciliation of Segment Adjusted EBITDA to Income from Continuing Operations Before Income Tax Expense Three Months Ended Six Months Ended Year Ended June 30, June 30, December 31, 2018 2017 2018 2017 2017 (In Millions) Total segment Adjusted EBITDA $ 265.1 $ 241.2 $ 522.4 $ 470.5 $ 947.1 General and administrative expenses (54.9) (52.4) (116.0) (88.9) (171.7) Depreciation and amortization (49.7) (45.8) (95.6) (91.0) (183.8) Loss on disposal of assets (2.4) (0.8) (3.2) (0.3) (4.6) Loss on early extinguishment of debt — (10.4) — (10.4) (10.7) Interest expense and amortization of debt discounts and fees (37.7) (40.4) (73.3) (81.7) (154.4) Net income attributable to noncontrolling interests 21.4 16.4 42.8 34.0 79.1 SARs mark-to-market impact on noncontrolling interests(3) 0.9 — 1.9 — — Change in fair market value of equity securities(2) (0.4) — (1.0) — — Tax reform impact on noncontrolling interests(21) — — — — (4.6) Income from continuing operations before income tax expense $ 142.3 $ 107.8 $ 278.0 $ 232.2 $ 496.4 Encompass Health Refer to pages 49-51 for end notes. 43

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow(6) Q2 6 Months Full Year (In Millions) 2018 2017 2018 2017 2017 Net cash provided by operating activities $ 169.2 $ 151.2 $ 385.5 $ 332.0 $ 658.3 Impact of discontinued operations (0.1) 0.2 0.6 0.6 0.6 Net cash provided by operating activities of continuing operations 169.1 151.4 386.1 332.6 658.9 Capital expenditures for maintenance (36.0) (32.3) (72.1) (54.5) (138.3) Distributions paid to noncontrolling interests of consolidated affiliates (19.8) (12.6) (35.2) (24.1) (51.9) Items non-indicative of ongoing operating performance: Transaction costs and related assumed liabilities (2.1) — (1.7) — — Cash paid for SARs exercise — — 4.3 — — Adjusted free cash flow $ 111.2 $ 106.5 $ 281.4 $ 254.0 $ 468.7 Cash dividends on common stock $ 24.5 $ 21.3 $ 49.9 $ 43.5 $ 91.5 Encompass Health Refer to pages 49-51 for end notes. 44

Adjusted EPS(5) - Q2 2018 For the Three Months Ended June 30, 2018 Adjustments Mark-to-Market Change in Adjustment for Fair Market Stock Value of As Compensation Income Tax Equity As Reported Expense Adjustments Securities(2) Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 231.6 $ — $ — $ — $ 231.6 Depreciation and amortization (49.7) — — — (49.7) Interest expense and amortization of debt discounts and fees (37.7) — — — (37.7) Stock-based compensation (21.4) 10.8 — — (10.6) Loss on disposal of assets (2.4) — — — (2.4) SARs mark-to-market impact on noncontrolling interests(3) 0.9 (0.9) — — — Change in fair market value of equity securities(2) (0.4) — — 0.4 — Income from continuing operations before income tax expense 120.9 9.9 — 0.4 131.2 Provision for income tax expense (29.3) (2.8) (0.6) (0.1) (32.8) Income from continuing operations attributable to Encompass Health $ 91.6 $ 7.1 $ (0.6) $ 0.3 $ 98.4 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 91.6 $ 98.4 Diluted earnings per share from continuing operations, as reported* $ 0.92 $ 0.07 $ (0.01) $ — $ 0.99 Diluted shares used in calculation 99.6 Encompass Health * Adjusted EPS may not sum across due to rounding. 45 Refer to pages 49-51 for end notes.

Adjusted EPS(5) - Q2 2017 For the Three Months Ended June 30, 2017 Adjustments Mark-to- Market Adjustment on Stock As Compensation Income Tax As Reported Expense Adjustments Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 209.5 $ — $ — $ 209.5 Depreciation and amortization (45.8) — — (45.8) Loss on early extinguishment of debt (10.4) — — (10.4) Interest expense and amortization of debt discounts and fees (40.4) — — (40.4) Stock-based compensation (20.7) 11.6 — (9.1) Loss on disposal of assets (0.8) — — (0.8) Income from continuing operations before income tax expense 91.4 11.6 — 103.0 Provision for income tax expense (28.6) (4.6) (7.4) (40.6) Income from continuing operations attributable to Encompass Health $ 62.8 $ 7.0 $ (7.4) $ 62.4 Add: Interest on convertible debt, net of tax(4) 8.3 8.3 Numerator for diluted earnings per share $ 71.1 $ 70.7 Diluated earnings per share from continuing operations $ 0.72 Impact of antidilution $ (0.02) Diluted earnings per share from continuing operations, as reported* $ 0.70 $ 0.07 $ (0.07) $ 0.71 Diluted shares used in calculation 98.9 Encompass Health * Adjusted EPS may not sum across due to rounding. 46 Refer to pages 49-51 for end notes.

Adjusted EPS(5) - YTD 2018 For the Six Months Ended June 30, 2018 Adjustments Mark-to-Market Change in Adjustment for Fair Market Stock Value of As Compensation Income Tax Transaction Equity As Reported Expense Adjustments Costs Securities(2) Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 454.9 $ — $ — $ — $ — $ 454.9 Depreciation and amortization (95.6) — — — — (95.6) Interest expense and amortization of debt discounts and fees (73.3) — — — — (73.3) Stock-based compensation (47.5) 22.4 — — — (25.1) Loss on disposal of assets (3.2) — — — — (3.2) Transaction costs (1.0) — — 1.0 — — SARs mark-to-market impact on noncontrolling interests(3) 1.9 (1.9) — — — — Change in fair market value of equity securities(2) (1.0) — — — 1.0 — Income from continuing operations before income tax expense 235.2 20.5 — 1.0 1.0 257.7 Provision for income tax expense (59.3) (5.7) (0.7) (0.3) (0.3) (66.3) Income from continuing operations attributable to Encompass Health $ 175.9 $ 14.8 $ (0.7) $ 0.7 $ 0.7 $ 191.4 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 175.9 $ 191.4 Diluted earnings per share from continuing operations, as reported* $ 1.76 $ 0.15 $ (0.01) $ 0.01 $ 0.01 $ 1.92 Diluted shares used in calculation 99.6 Encompass Health * Adjusted EPS may not sum across due to rounding. 47 Refer to pages 49-51 for end notes.

Adjusted EPS(5) - YTD 2017 For the Six Months Ended June 30, 2017 Adjustments Mark-to-Market Adjustment for Stock As Compensation Income Tax As Reported Expense Adjustments Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 410.3 $ — $ — $ 410.3 Depreciation and amortization (91.0) — — (91.0) Loss on early extinguishment of debt(8) (10.4) — — (10.4) Interest expense and amortization of debt discounts and fees (81.7) — — (81.7) Stock-based compensation (28.7) 14.9 — (13.8) Loss on disposal of assets (0.3) — — (0.3) Income from continuing operations before income tax expense 198.2 14.9 — 213.1 Provision for income tax expense (68.3) (6.0) (10.0) (84.3) Income from continuing operations attributable to Encompass Health $ 129.9 $ 8.9 $ (10.0) $ 128.8 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax 10.8 10.8 Numerator for diluted earnings per share $ 140.7 $ 139.6 Diluted earnings per share from continuing operations, as reported* $ 1.42 $ 0.09 $ (0.10) $ 1.41 Diluted shares used in calculation 99.0 Encompass Health * Adjusted EPS may not sum across due to rounding. 48 Refer to pages 49-51 for end notes.

End Notes (1) On October 28, 2013, the Company announced its board of directors authorized the repurchase of up to $200 million of its common stock. On February 14, 2014, the Company's board approved an increase in this common stock repurchase authorization from $200 million to $250 million. As of June 30, 2018, the remaining repurchase authorization was approximately $58 million. On July 24, 2018, the Company's board approved resetting the aggregate common stock repurchase authorization to $250 million. (2) During the first quarter of 2018, the Company adopted Accounting Standards Update No. 2016-01, “Financial Instruments - Overall (Topic 825): Recognition and Measurement of Financial Assets and Liabilities,” and began recognizing mark-to-market gains and losses associated with available-for-sale securities through net income instead of accumulated other comprehensive income. (3) In connection with the acquisition of Encompass Home Health & Hospice, the Company granted stock appreciation rights based on the fair value of the common stock of HealthSouth Home Health Holdings, Inc. to certain members of Encompass Home Health & Hospice management. The fair value of Holdings’ common stock is the amount by which the product of the trailing 12-month adjusted EBITDA for Holdings and the median market EBITDA multiple based on a basket of public home health companies and certain public home health acquisition transactions exceeds the initial fair value assigned to the Holdings’ stock. The fair value also takes into consideration the balance of the intercompany note in place and the net debt of Holdings. The fair value of these SARs will vary from period to period primarily based on the performance of the Company’s home health and hospice segment and the change in the median market multiple. Half of the SARs vest of January 1, 2019, and the other half vest on January 1, 2020. Once vested, they are exercisable until they expire on December 31, 2024 or in connection with termination of employment. (4) The interest and amortization and the loss on early extinguishment of debt related to the convertible senior subordinated notes must be added to income from continuing operations when calculating diluted earnings per share because the debt was assumed to have been converted at the beginning of the period, and the applicable shares were included in the diluted share count. (5) The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”), which is a non-GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging and equity instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company's ongoing operating performance. Accordingly, they can complicate comparisons of the Company's results of operations across periods and comparisons of the Company's results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.* (6) Definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, dividends paid on preferred stock, distributions to noncontrolling interests, and certain other items deemed to be non- indicative of ongoing operating performance. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. (7) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. Encompass Health * Reconciliations to GAAP provided on pages 40-48. 49

End Notes, con’t. (8) In November 2013, the Company closed separate, privately negotiated exchanges in which it issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. The Company recorded ~$249 million as debt and ~$71 million as equity. In May 2017, the Company provided notice of its intent to redeem all $320 million of outstanding convertible notes. In lieu of receiving the redemption price, the holders had the right to convert their notes into shares of the Company’s common stock at a conversion rate of 27.2221 shares per $1,000 principal amount of Notes, which rate was increased by a make-whole premium. In the aggregate, holders of $319.4 million in principal elected to convert, which resulted in the Company issuing 8,895,483 shares of common stock (approximately 8.6 million shares were previously included in the diluted share count). The remaining $0.6 million of principal was redeemed by cash payment. (9) On July 21, 2016, the board of directors approved a $0.01 per share, or 4.3%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.24 per common share. On July 20, 2017, the board of directors approved a $0.01 per share, or 4.2%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.25 per common share. On July 24, 2018, the board of directors approved a $0.02 per share, or 8.0%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.27 per common share. (10) The Medicare Access and CHIP Reauthorization Act of 2015 mandated a market basket update of +1.0% in 2018 for post-acute providers including rehabilitation hospitals as well as home health and hospice agencies. (11) For FY 2020, CMS has proposed to remove certain functional assessment items contained in the FIM instrument from the IRF patient assessment instrument, or PAI. CMS would replace these functional assessment items with functional assessment items located in the Quality Indicators section of the IRF-PAI for payment purposes. The Company is in the process of evaluating the impact of the elimination of the FIM functional assessment items on its Medicare payments. At this time, it is unclear what the impact will be on any given provider’s reimbursement. (12) The Bipartisan Budget Act (“BBA”) of 2018, signed into law on February 9, 2018, provides for a home health market basket update of 1.5% for CY 2020 and the elimination of any productivity adjustment to the market basket for that year. It also provides for the extension of the rural add-on adjustment through 2022, albeit declining in amount along the way. Additionally, it requires a new case mix payment model be introduced in 2020 that would be based on a 30-day unit of service, not include therapy thresholds as a component of the system, and be implemented in a budget neutral manner. For CY 2020, CMS has proposed to implement a new payment model, called the Patient-Driven Groupings Model (“PDGM”), that it states meets the requirements of the BBA of 2018. The Company is in the process of evaluating the impact of PDGM on its Medicare payments. (13) The Company estimates the expected impact of each rule utilizing, among other things, the acuity of its patients over the 8-month (home health) to 12-month (inpatient rehabilitation) period prior to each rule’s release and incorporates other adjustments included in each rule. These estimates are prior to the impact of sequestration. (14) Data provided by Uniform Data System for Medical Rehabilitation, a division of UB Foundation Activities, Inc., a data gathering and analysis organization for the rehabilitation industry; represents ~70% of industry, including Encompass Health inpatient rehabilitation sites (15) Represents discharges from 127 consolidated hospitals in Q2 2018; 126 consolidated hospitals in Q1 2018 and Q4 2017; 125 consolidated hospitals in Q3 2017; 124 consolidated hospitals in Q2 2017; and 122 consolidated hospitals in Q1 2017 (16) Full-time equivalents included in the table represent Encompass Health employees who participate in or support the operations of our hospitals and include an estimate of full-time equivalents related to contract labor. (17) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. (18) Represents home health admissions from 213 consolidated locations in Q2 2018; 196 consolidated locations in Q1 2018; 198 consolidated locations in Q4 2017; 196 consolidated locations in Q3 2017; and 191 consolidated locations in Q2 2017 and Q1 2017 (19) Represents hospice admissions from 57 locations in Q2 2018; 38 locations in Q1 2018; 37 locations in Q4 2017, Q3 2017 and Q2 2017; and 35 locations in Q1 2017 Encompass Health 50

End Notes, con’t. (20) In March 2006, the Company completed the sale of 400,000 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. In Q4 2013, the Company exchanged $320 million of newly issued 2.0% Convertible Senior Subordinated Notes due 2043 for 257,110 shares of its outstanding preferred stock. In April 2015, the Company exercised its rights to force conversion of all outstanding shares of its preferred stock. On the conversion date, each outstanding share of preferred stock was converted into 33.9905 shares of common stock, resulting in the issuance of 3,271,415 shares of common stock. (21) The application of the lower income tax rate that resulted from the Tax cuts and Jobs Act to the Company’s net deferred tax assets resulted in a net $1.2 million increase in tax expense in Q4 2017. Application of the new tax rate to the Company’s joint venture entities’ deferred tax liabilities resulted in a net reduction in tax expense in Q4 2017. The Company’s joint venture partners’ share of this net tax benefit was $4.6 million, which resulted in an increase in noncontrolling interest expense in Q4 2017. Encompass Health 51